Exhibit 10.48

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.

Amendment #2 To

Infectious Diseases License Agreement between SmithKline Beecham plc (now known as

Glaxo Group Limited) and Coley Pharmaceutical Group, Inc.

This Amendment #2 to the Strategic Alliance: License Agreement Infectious Diseases dated December 18, 1998 is made as of July 19, 2006 (the “Effective Date”), by and between COLEY PHARMACEUTICAL GROUP, INC., a Delaware corporation having a place of business at Wellesley Gateway, 93 Worcester Street, Suite 101, Wellesley, Massachusetts 02481 (“Coley”), and GLAXO GROUP LIMITED a British corporation having a place of business at 980 Great West Road, Brentford, Middlesex, TW8 9GS, United Kingdom (hereinafter referred to as “GSK) (each individually a “Party” and collectively the “Parties”).

WHEREAS, GSK and Coley entered into Strategic Alliance: License Agreement Infectious Diseases dated December 18, 1998 (as amended on December 18, 1999) (hereinafter “the Agreement”); and

WHEREAS, GSK and Coley desire to further amend and restate certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the covenants and obligations expressed herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the Parties agree as follows:

1. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement.

2. The first sentence of Section 2 of the Agreement is hereby amended and restated in its entirety:

Coley hereby grants non-exclusive licenses (other than the CO-EXCLUSIVE LICENSE for THERAPEUTIC IMMUNIZATION for [***] granted in Section 6.C below) in accordance with the terms stated herein.

3. Section 6 of the Agreement is hereby amended and restated in its entirety:

6. GRANT

In consideration of the obligations assumed by GSK hereunder, Coley hereby grants to GSK and to any AFFILIATES of GSK the following licenses without the right to sublicense as set forth in this paragraph 6 under TECHNOLOGY to develop, have developed, make, have made, use, have used, sell, offer for sale, have sold, keep and/or import in the TERRITORY and in the FIELD all PRODUCTS and/or COMBINATIONS, subject to the following:

(A1) For PROPHYLACTIC IMMUNIZATION within the FIELD, Coley grants a non-exclusive license for the following LICENSED ANTIGENS (including combinations thereof) and no other ANTIGENS (except as provided in Section 1.09)

• [***]

(A2) For PROPHYLACTIC IMMUNIZATION within the FIELD, Coley grants to GSK a non-exclusive license for the following LICENSED ANTIGENS and no other ANTIGEN (except as provided in Section 1.09):

• [***]

(B) For THERAPEUTIC IMMUNIZATION within the FIELD, Coley grants GSK a non-exclusive license for the following LICENSED ANTIGENS (including combinations thereof) and no other ANTIGENS (except as provided in Section 1.09):

• [***]

(C) For THERAPEUTIC IMMUNIZATION within the FIELD, Coley grants GSK a CO-EXCLUSIVE license for the following LICENSED ANTIGENS (including combinations thereof) and no other ANTIGENS (except as provided in Section 1.09):

• [***]

4. The regulatory and development milestone payments and the patent royalties in Section 8.03, 8.04 and 8.09 of the Agreement which are due for each LICENSED ANTIGEN in the non-exclusive licenses granted in Sections 6 (A1) and 6 (B) shall be reduced by 30%. The regulatory milestone and development milestones (in US$) and patent royalty rates for the Section 6 (A1) and Section (B) LICENSED ANTIGENS shall be:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.

Section 8.03	1	[***]

	2	[***]

	3	[***]

	4	[***]

	5	[***]

Section 8.04	1	[***]

	2	[***]

	3	[***]

	4	[***]

	5	[***]

Section 8.09.1	A1	[***]%

	A2	[***]%

NET SALES VALUE

Section 8.09.1	B	[***]%	[***]

	B	[***]%	[***]

	B	[***]%	[***]

	B	[***]%	[***]

	B	[***]%	[***]

The regulatory and development milestone payments and the patent royalties in Section 8.03, 8.04 and 8.09 of the Agreement which are due for each LICENSED ANTIGEN in the non-exclusive licenses granted in Sections 6 (A2) are unchanged and shall continue to be the regulatory and development milestone payments and the patent royalties listed in the right column (labeled “Upper Limit”) of Appendix D labeled of the Agreement (as amended).

5. Except as set forth herein, the Agreement shall remain in full force and effect.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.

6. This Amendment #2 shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, U.S.A. without regard to its conflict of law rules.

7. This Amendment #2 shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the Parties hereto. This Amendment may be executed in any number of counterparts, each of which shall be an original as against either Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Amendment #2 as of the date first set forth above.

Coley Pharmaceutical Group, Inc.		Glaxo Group Limited

/s/ Robert L. Bratzler		/s/ Jean Stephenne
Robert L. Bratzler, Ph.D.		Jean Stephenne
Title:	President, President and Chief Executive Officer	Title:	President, GlaxoSmithKline Biologicals

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.